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EXHIBIT 99.2   FIRST SOURCE BANCORP, INC.'S PROXY CARD
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                                 [FRONT SIDE]

                                REVOCABLE PROXY
                          FIRST SOURCE BANCORP, INC.
                        SPECIAL MEETING OF STOCKHOLDERS

                               __________, 1998
                            _________ Eastern Time


        The undersigned hereby appoints the official proxy committee of the Board of Directors of First Source Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on _________, 1998 at _________ Eastern Time, at ___________________________, and
at any and all adjournments thereof, as follows:


        1. Approval and adoption of the Agreement and Plan of Merger, dated as of July 9, 1998 (the "Merger Agreement"), between First Source and Pulse Bancorp, Inc. ("Pulse"), and the consummation of the transactions contemplated thereby, including the merger of Pulse with and into First Source and the issuance of First Source Common Stock to the holders of Pulse Common Stock.

                        FOR             AGAINST            ABSTAIN
                        ---             -------            -------

                        [_]               [_]                [_]


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                  PROPOSAL I.


        2. Approval and adoption of First Source's 1998 Stock-Based Incentive Plan (the "Incentive Plan").

                        FOR             AGAINST            ABSTAIN
                        ---             -------            -------

                        [_]               [_]                [_]


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                 PROPOSAL II.
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        3.  Approval and adoption of an amendment to the First Source
            Certificate of Incorporation to change the name of the company to ______________ (the "Corporate Name Amendment").

                        FOR             AGAINST            ABSTAIN
                        ---             -------            -------

                        [_]               [_]                [_]


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                                 PROPOSAL III.


        4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.
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[BACK SIDE]

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and of a Proxy Statement dated relating to this meeting.

        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                        Dated:
                                              -------------------------------


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                                              SIGNATURE OF STOCKHOLDER


                                              -------------------------------
                                              SIGNATURE OF STOCKHOLDER


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           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE